UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2005

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HIGHLANDS BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-27622 (Commission File Number)	54-1796693 (IRS Employer Identification No.)

P.O. Box 1128 Abingdon, Virginia (Address of principal executive offices)	24212-1128 (Zip Code)

Registrant’s telephone number, including area code:  (276) 628-9181

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On July 20, 2005, the Registrant issued a press release announcing a two-for-one stock split of its common stock payable on September 9, 2005 to shareholders of record on July 27, 2005.  A copy of the press release is being filed as an exhibit to this report and is incorporated by reference into this Item 8.01.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.

Description

     99.1

Press Release issued on July 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLANDS BANKSHARES, INC.

(Registrant)

Date:  July 20, 2005

By: /s/ Robert M. Little

Robert M. Little

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

 Description

99.1

Press Release issued on July 20, 2005.